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PRESS RELEASE


                    LONG ISLAND FINANCIAL CORP. SHAREHOLDERS
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             APPROVE ACQUISITION BY NEW YORK COMMUNITY BANCORP, INC.
             -------------------------------------------------------

Westbury, N.Y. and Islandia, N.Y., November 16, 2005 - The acquisition of Long Island Financial Corp. (NASDAQ/NMS: LICB) ("Long Island Financial") by New York Community Bancorp, Inc. (NYSE: NYB) was approved today at a special meeting of Long Island Financial shareholders.

Earlier this month, the acquisition was approved by the New York State Banking Department. Pending the approval of the Board of Governors of the Federal Reserve System, the acquisition is expected to be completed during the current quarter. Upon completion, Long Island Financial will merge with and into New York Community Bancorp, Inc. and Long Island Commercial Bank ("LICB"), the primary subsidiary of Long Island Financial, will operate as a subsidiary of New York Community Bancorp, Inc. under the name "New York Commercial Bank."

Commenting on the receipt of shareholder approval, New York Community Bancorp, Inc. President and Chief Executive Officer Joseph R. Ficalora stated, "We appreciate the resounding support that the shareholders of Long Island Financial have conveyed with their votes for the acquisition, and look forward to serving them as shareholders of New York Community. The addition of LICB's commercial banking platform to our traditional community banking platform will expand our reach in the New York metro region, enabling us to serve a broader, and more diverse, customer base. By enhancing our mix of assets and increasing our core deposits, we believe that this acquisition will position us well for the future, enhancing both our franchise and our earnings capacity."

Commenting at Long Island Financial's special meeting of stockholders, President and Chief Executive Officer Douglas C. Manditch stated, "While we close this chapter, we look forward with great anticipation to reaching much greater heights with the additional resources that New York Community Bancorp will provide. We believe that our shareholders will continue to achieve greater value, that our customers will continue to be well served through the expanded franchise, and that our employees will continue to be recognized for their efforts and dedication."

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Upon completion of the acquisition, Mr. Manditch will serve as Senior Executive
Vice President and Chief Operating Officer of New York Commercial Bank.

New York Community Bancorp, Inc. is the holding company for New York Community Bank, the fifth largest thrift in the nation, with total assets of $25.0 billion at September 30, 2005. The Bank serves its customers through a network of 141 banking offices in New York City, Long Island, Westchester County, and northern New Jersey, and operates through seven divisions: Queens County Savings Bank, Roslyn Savings Bank, Richmond County Savings Bank, Roosevelt Savings Bank, CFS Bank, First Savings Bank of New Jersey, and Ironbound Bank. The Bank is the leading producer of multi-family mortgage loans for portfolio in New York City and the third largest thrift depository in the New York metropolitan region. Additional information about the company is available at www.myNYCB.com.

Long Island Financial Corp. is the $532.8 million holding company for Long Island Commercial Bank, a New York State-chartered commercial bank providing commercial and consumer banking services through twelve branch offices in Suffolk, Nassau, and Kings Counties, with an emphasis on personal service and responsiveness to the needs of its customers. Additional information about the company and its financial performance is available at www.licb.com.

             FORWARD-LOOKING STATEMENTS AND ASSOCIATED RISK FACTORS
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THIS RELEASE, LIKE OTHER WRITTEN AND ORAL COMMUNICATIONS PRESENTED BY THE
COMPANY AND ITS AUTHORIZED OFFICERS, MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS REGARDING THE COMPANY'S PROSPECTIVE PERFORMANCE AND STRATEGIES WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND
SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE COMPANY INTENDS SUCH FORWARD-LOOKING STATEMENTS TO BE COVERED BY THE SAFE HARBOR PROVISIONS FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AND IS INCLUDING THIS STATEMENT FOR PURPOSES OF SAID SAFE HARBOR PROVISIONS.

FORWARD-LOOKING STATEMENTS, WHICH ARE BASED ON CERTAIN ASSUMPTIONS AND DESCRIBE FUTURE PLANS, STRATEGIES, AND EXPECTATIONS OF THE COMPANY, ARE GENERALLY IDENTIFIED BY USE OF THE WORDS "ANTICIPATE," "BELIEVE," "ESTIMATE," "EXPECT," "INTEND," "PLAN," "PROJECT," "SEEK," "STRIVE," "TRY," OR FUTURE OR CONDITIONAL VERBS SUCH AS "WILL," "WOULD," "SHOULD," "COULD," "MAY," OR SIMILAR EXPRESSIONS. THE COMPANY'S ABILITY TO PREDICT RESULTS OR THE ACTUAL EFFECTS OF ITS PLANS OR STRATEGIES IS INHERENTLY UNCERTAIN. ACCORDINGLY, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM ANTICIPATED RESULTS.

THERE ARE A NUMBER OF FACTORS, MANY OF WHICH ARE BEYOND THE COMPANY'S CONTROL, THAT COULD CAUSE ACTUAL CONDITIONS, EVENTS, OR RESULTS TO DIFFER SIGNIFICANTLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, GENERAL ECONOMIC CONDITIONS, EITHER NATIONALLY OR LOCALLY IN SOME OR ALL OF THE AREAS IN WHICH WE CONDUCT OUR BUSINESS; CONDITIONS IN THE SECURITIES MARKETS OR THE BANKING INDUSTRY; CHANGES IN INTEREST RATES, WHICH MAY AFFECT OUR NET INCOME OR FUTURE CASH FLOWS; CHANGES IN DEPOSIT FLOWS, AND IN THE DEMAND FOR DEPOSIT, LOAN, AND INVESTMENT PRODUCTS AND OTHER FINANCIAL SERVICES IN OUR LOCAL MARKETS; CHANGES IN REAL ESTATE VALUES, WHICH COULD IMPACT THE QUALITY OF THE ASSETS SECURING OUR LOANS; CHANGES IN THE QUALITY OR COMPOSITION OF THE LOAN OR INVESTMENT PORTFOLIOS; CHANGES IN COMPETITIVE PRESSURES AMONG FINANCIAL INSTITUTIONS OR FROM NON-FINANCIAL INSTITUTIONS; THE ABILITY TO SUCCESSFULLY INTEGRATE ANY ASSETS, LIABILITIES, CUSTOMERS, SYSTEMS, AND MANAGEMENT PERSONNEL WE MAY ACQUIRE INTO

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OUR OPERATIONS AND OUR ABILITY TO REALIZE RELATED REVENUE SYNERGIES AND COST
SAVINGS WITHIN EXPECTED TIME FRAMES; THE COMPANY'S TIMELY DEVELOPMENT OF NEW AND COMPETITIVE PRODUCTS OR SERVICES IN A CHANGING ENVIRONMENT, AND THE ACCEPTANCE OF SUCH PRODUCTS OR SERVICES BY OUR CUSTOMERS; THE OUTCOME OF PENDING OR THREATENED LITIGATION OR OF OTHER MATTERS BEFORE REGULATORY AGENCIES, WHETHER CURRENTLY EXISTING OR COMMENCING IN THE FUTURE; CHANGES IN ACCOUNTING PRINCIPLES, POLICIES, PRACTICES, OR GUIDELINES; CHANGES IN LEGISLATION AND REGULATION; OPERATIONAL ISSUES AND/OR CAPITAL SPENDING NECESSITATED BY THE POTENTIAL NEED TO ADAPT TO INDUSTRY CHANGES IN INFORMATION TECHNOLOGY SYSTEMS, ON WHICH WE ARE HIGHLY DEPENDENT; CHANGES IN THE MONETARY AND FISCAL POLICIES OF THE U.S. GOVERNMENT, INCLUDING POLICIES OF THE

U.S. TREASURY AND THE FEDERAL RESERVE BOARD; WAR OR TERRORIST ACTIVITIES; AND OTHER ECONOMIC, COMPETITIVE, GOVERNMENTAL, REGULATORY, AND GEOPOLITICAL FACTORS AFFECTING THE COMPANY'S OPERATIONS, PRICING, AND SERVICES. ADDITIONALLY, THE TIMING AND OCCURRENCE OR NON-OCCURRENCE OF EVENTS MAY BE SUBJECT TO CIRCUMSTANCES BEYOND THE COMPANY'S CONTROL.

IN ADDITION, THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE THE ACTUAL RESULTS OF THE TRANSACTIONS WITH LONG ISLAND FINANCIAL CORP. AND ATLANTIC BANK OF NEW YORK TO DIFFER MATERIALLY FROM THE EXPECTATIONS STATED IN THIS RELEASE: THE ABILITY OF THE COMPANIES INVOLVED TO OBTAIN THE REQUIRED REGULATORY APPROVALS; THE ABILITY OF THE COMPANIES INVOLVED TO CONSUMMATE THE TRANSACTIONS; A MATERIALLY ADVERSE CHANGE IN THE FINANCIAL CONDITION OF NEW YORK COMMUNITY BANCORP, INC., LONG ISLAND FINANCIAL CORP., OR ATLANTIC BANK OF NEW YORK; THE ABILITY OF NEW YORK COMMUNITY BANCORP, INC. TO SUCCESSFULLY INTEGRATE THE ASSETS, LIABILITIES, CUSTOMERS, SYSTEMS, AND ANY MANAGEMENT PERSONNEL IT MAY ACQUIRE INTO ITS OPERATIONS PURSUANT TO THE TRANSACTIONS; AND THE ABILITY TO REALIZE THE RELATED REVENUE SYNERGIES AND COST SAVINGS WITHIN THE EXPECTED TIME FRAMES.

READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE OF THIS RELEASE. EXCEPT AS REQUIRED BY APPLICABLE LAW OR REGULATION, THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES THAT OCCUR AFTER THE DATE ON WHICH SUCH STATEMENTS WERE MADE.

CONTACT:

        New York Community Bancorp, Inc.
        Ilene Angarola, 516/683-4420

            or

        Long Island Financial Corp.
        Douglas C. Manditch, 631/348-0888